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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 30, 1997



                           LIBERTY TECHNOLOGIES, INC.
                           --------------------------
                 (Exact name of issuer as specified in charter)




          Pennsylvania                   1-11729                 23-2295708
  (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation or                 file                 Identification
          Organization)                  number)                    Number)



                            555 North Lane, Lee Park
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)


                                 (610) 834-0330
              (Registrant's telephone number, including area code)


================================================================================

Item 2.  Acquisition or Disposition of Assets

         On October 30, 1997, Liberty Technologies, Inc. (the "Company") completed the sale of substantially all of the assets of its nondestructive testing and evaluation services business (the "NDE Business"), owned primarily by a subsidiary of the Company, Liberty Technical Services, Inc.("LTS"), to GE Inspection Services, Inc.("GE-IS"), a subsidiary of General Electric Company ("GE").

         The sale of the NDE Business (the "Sale of the NDE Business") was effected pursuant to an Asset Purchase Agreement, dated as of July 25, 1997, by and among the Company, LTH Delaware, Inc., a subsidiary of the Company, LTS, GE and GE-IS (the "Asset Purchase Agreement").

         The purchase price for the NDE Business was $13.6 million in cash, plus the assumption by GE-IS of certain operating liabilities totaling approximately $1.3 million. Approximately $1.5 million of the purchase price will be held in escrow for one year to secure the indemnification obligations of the Company.

         The purchase price is subject to adjustment post-closing based upon a balance sheet as of closing (the "Closing Balance Sheet"). If the Closing Balance Sheet indicates that "working capital", which is an amount equal to
(a) accounts receivable, inventory and prepaid expenses minus (b) accounts payable and accrued expenses, is less than $2.1 million, the purchase price will be reduced by the amount of such deficiency.

         With the proceeds from the Sale of the NDE Business, the Company paid off all of its outstanding bank debt, totaling approximately $6.6 million, and will use the remainder of the proceeds to pay for transaction expenses and income taxes, and for general corporate purposes.

         The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the full text of the Asset Purchase Agreement which is included as Exhibit 2.1 to this Current Report on 8-K and incorporated herein by reference.

         This Current Report on Form 8-K and the exhibits hereto contain certain statements of a forward-looking nature relating to future events or future financial performance of the Company. Prospective and current investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, prospective and current investors should specifically consider the various factors which could cause actual results to differ from those indicated by such forward-looking statements including, without limitation, the timely development, production and acceptance of new products; changes in product/service revenue mix; continued acceptance in the market place, competition and buying patterns of customers; and the absence of a significant order backlog. Further information on the factors that could effect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission.

Item 5.  Other Events

         On October 30, 1997, the Company issued a press release in respect of completing the Sale of the NDE Business, the text of which is set forth in
Exhibit 99.1 hereto and incorporated herein by reference (the "Press Release").


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

    (b)  Pro Forma Financial Information


                         PRO FORMA FINANCIAL STATEMENTS

         The following unaudited Pro Forma Balance Sheet as of June 30, 1997, and the Pro Forma Statements of Operations for the period ended June 30, 1997 and the year ended December 31, 1996, are presented to give effect to the Sale of the NDE Business.

         Historical financial data used to prepare the pro forma financial statements were derived from the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by the Form 10-K/A No. 3, and the unaudited consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the periods ended June 30, 1997, as amended by the Form 10-Q/A No. 2, and March 31, 1997, respectively. These pro forma financial statements should be read in conjunction with such historical financial statements and notes thereto.

         The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. Pro forma adjustments made in the Pro Forma Balance Sheet assume that the Sale of the NDE Business was consummated on June 30, 1997, and do not reflect the impact of the NDE Business' operating results or changes in balance sheet amounts subsequent to June 30, 1997. The pro forma adjustments to the Pro Forma Statements of Operations assume that the Sale of the NDE Business was consummated on January 1, 1996.

         The Pro Forma Balance Sheet and Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such pro forma financial statements should not be used as a basis for forecasting the future operations of the Company.

                   LIBERTY TECHNOLOGIES INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                           (IN THOUSANDS, UNAUDITED)

                                                        Less NDE net      Plus other
                                        Historical      assets sold       adjustments       Pro Forma
                                        ----------      ------------      -----------       ---------
Assets:
  Cash and cash equivalents ..........   $   506          $   --           $2,472 (A)        $ 2,978
  Accounts receivable, net ...........     9,455           4,145               --              5,310
  Inventories ........................     3,746              93               --              3,653
  Deferred income taxes ..............       327              --               --                327
  Prepaid income taxes ...............       263              --               --                263
  Escrow receivable ..................        --              --            1,400              1,400
  Prepaid expenses and other .........       974              98               --                876
                                         -------          ------           ------            -------
    Total current assets .............    15,271           4,336            3,872             14,807
                                         -------          ------           ------            -------
  Property and equipment, net ........     4,261           2,083               --              2,178
  Goodwill, net ......................     4,800              --           (2,622)(B)          2,178
  Deferred income taxes, net .........       367              --             (166)(C)            201
  Minority Interest ..................        50                                                  50
  Other assets .......................     1,323              --               --              1,323
                                         -------          ------           ------            -------
                                         $26,072           6,419            1,084            $20,737
                                         =======          ======           ======            =======
Liabilities and Shareholders' Equity:
  Line of credit ....................   $ 7,145              --           (7,145)(D)             --
  Current maturities of long term
    debt..............................        58              --               --                 58
  Book overdraft .....................       247              --               --                247
  Accounts payable ...................     2,901             798               --              2,103
  Accrued compensation and benefits ..     1,118             822               --                296
  Unearned revenue ...................        50              --               --                 50
  Income taxes payable ...............        --              46               --                (46)
  Other accrued expenses .............       399              85               --                314
                                         -------          ------           ------            -------
    Total current liabilities ........    11,918           1,751           (7,145)             3,022
                                         -------          ------           ------            -------
  Long Term Debt .....................       197              --               --                197
                                         -------          ------           ------            -------
  Minority interest ..................        --              --               --                 --
                                         -------          ------           ------            -------
  Capital stock ......................        50              --               --                 50
  Additional paid-in capital .........    17,222              --               --             17,222
  Accumulated deficit ................    (3,198)             --            3,560 (E)            362
  Treasury Stock .....................       (94)             --               --                (94)
  Cumulative translation adjustment ..       (23)             --               --                (23)
                                         -------          ------           ------            -------
    Total shareholders' equity .......    13,957              --            3,560             17,517
                                         -------          ------           ------            -------
                                         $26,072                                             $20,737
                                         =======                                             =======

         The accompanying notes are an integral part of this statement.

                   LIBERTY TECHNOLOGIES INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                  (UNAUDITED)

                                                                          Plus other
                                            Historical       Less NDE     adjustments      Pro Forma
                                            ----------       --------     -----------      ---------
Revenues:
  Product ................................   $ 7,563          $   --          $ --          $ 7,563
  Service ................................    13,122           8,732            --            4,390
                                             -------          ------          ----          -------
                                              20,685           8,732            --           11,953
                                             -------          ------          ----          -------
Cost of Revenues:
  Product ................................     2,815               0            --            2,815
  Service ................................     8,450           5,591            --            2,859
                                             -------          ------          ----          -------
                                              11,265           5,591            --            5,674
                                             -------          ------          ----          -------
  Gross profit ...........................     9,420           3,141            --            6,279
                                             -------          ------          ----          -------
Operating Expenses:
  Engineering and product development ....     2,285               0            --            2,285
  Selling, general and administrative ....     6,962           2,292            --            4,670
                                             -------          ------          ----          -------
                                               9,247           2,292            --            6,955
                                             -------          ------          ----          -------
  Operating income (loss) ................       173             849            --             (677)
Interest income (expense), net ...........      (298)             20           318(F)            --
                                             -------          ------          ----          -------
  Income (loss) before taxes and
    minority interest ....................      (125)            869           318             (677)
Income tax ...............................        --              --            --               --
                                             -------          ------          ----          -------
  Income (loss) before minority interest..      (125)            869           318             (677)
Minority interest loss of joint venture...       105              --            --              105
                                             -------          ------          ----          -------
Net income (loss) ........................   $   (20)         $  869           318          $  (572)
                                             =======          ======          ====          =======
Net loss per share .......................   $  0.00                                        $ (0.11)
                                             =======                                        =======
Shares used in computing loss per share ..     5,000                                          5,000
                                             =======                                        =======

         The accompanying notes are an integral part of this statement.

                   LIBERTY TECHNOLOGIES INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                  (UNAUDITED)

                                                                          Plus other
                                            Historical       Less NDE     adjustments      Pro Forma
                                            ----------       --------     -----------      ---------
Revenues:
  Product ................................   $12,456         $    --          $ --          $12,456
  Service ................................    23,125          18,035            --            5,091
                                             -------         -------          ----          -------
                                              35,581          18,035            --           17,546
                                             -------         -------          ----          -------
Cost of Revenues:
  Product ................................     4,243              --            --            4,243
  Service ................................    15,255          11,014            --            4,241
                                             -------         -------          ----          -------
                                              19,498          11,014            --            8,484
                                             -------         -------          ----          -------
  Gross profit ...........................    16,083           7,021            --            9,062
                                             -------         -------          ----          -------
Operating Expenses:
  Engineering and product development ....     4,656              --            --            4,656
  Selling, general and administrative ....    13,736           4,997            --            8,739
                                             -------         -------          ----          -------
                                              18,392           4,997            --           13,396
                                             -------         -------          ----          -------
  Operating income (loss) ................    (2,309)          2,024             0           (4,333)
Interest income (expense), net ...........      (226)            (23)          203(F)            --
                                             -------         -------          ----          -------
  Net income (loss) before tax ...........    (2,535)          2,001           203           (4,333)
Income tax ...............................        87              57            --               30
                                             -------         -------          ----          -------
  Income (loss) before minority interest..    (2,622)          1,944           203           (4,363)
Minority interest loss of joint venture...        50              --            --               50
                                             -------         -------          ----          -------
Net income (loss) ........................   $(2,572)        $ 1,944          $203          $(4,313)
                                             =======         =======          ====          =======
Net loss per share .......................   $ (0.52)                                       $ (0.87)
                                             =======                                        =======
Shares used in computing loss per share ..     4,970                                          4,970
                                             =======                                        =======

         The accompanying notes are an integral part of this statement.

                       LIBERTY TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   HISTORICAL:

         The historical balances represent the financial position as of June 30, 1997 and the results of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 as reported in the historical consolidated financial statements of Liberty Technologies, Inc. (the Company), by reference to Liberty Technologies, Inc. Form 10-K for the year ended December 31, 1996, as amended by the Form 10-K/A No. 3 and Form 10-Q for the quarter ended June 30, 1997, as amended by the Form 10-Q/A No. 2.

2.    SALE OF THE ASSETS OF THE NON-DESTRUCTIVE EVALUATION SERVICES BUSINESS:

         The Company has sold substantially all of the net assets of its NDE business. The Company acquired the Non-Destructive Evaluation Services Business (NDE Business) on March 28, 1994. The sale will be accounted for as a taxable sale of assets.

         The amount to be deposited in the escrow account at the date of sale is calculated at 10% of the purchase price plus the liabilities assumed by the Buyer. The Buyer may make claims against the escrow account for (1) breach of representations or warranties made by the Company, (2) default by the Company in respect to the agreement of sale, (3) certain product and service warranties,
(4) certain taxes, (5) liabilities arising from the performance of customer contracts that have not been assumed, (6) excess operating liabilities paid for by the Buyer that relate to operations of the business prior to the closing date and (7) certain environmental liabilities. The unused escrow will be returned to the Company one year after the closing date. For accounting purposes, the full amount of the escrow will be reserved at the time of closing. The Company will periodically review the need for the reserve and adjust it accordingly.

         The following pro forma adjustments for the Sale of the NDE Business are reflected as of June 30, 1997 in the case of the pro forma consolidated balance sheet, or as of January 1, 1997 or January 1, 1996, respectively, in the case of the pro forma consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996:

         (A) Net cash proceeds to be received in connection with the Sale of the NDE Business, including transaction costs, is estimated at $2,472,000 and is calculated as follows:


                   Gross proceeds from sale                             $ 13,600,000
                   Less - Amounts held in escrow                          (1,500,000)
                           Estimated State and Federal tax payments       (2,183,000)
                           Estimated expenses related to sale               (300,000)
                                                                        ------------
                   Net proceeds                                            9,617,000
                   Less - Line of credit payments                         (7,145,000)
                                                                        ------------
                   Net increase in cash                                 $  2,472,000
                                                                        ============


         (B) Write off of net goodwill related to acquisition of Industrial NDT Company.

         (C) Deferred taxes used to offset federal taxes related to sale.

         (D) Proceeds used to pay down line of credit.

         (E) Net change in retained earnings is calculated as follows:

                    Gross proceeds from sale                            $ 13,600,000
                    Less - Estimated expenses related to sale               (300,000)
                                                                        ------------
                    Proceeds net of expenses                              13,300,000
                    Less - NDE net assets sold                            (7,291,000)
                            Contingency reserve held in escrow              (100,000)
                            Estimated State and Federal taxes             (2,349,000)
                                                                        ------------
                    Net book gain on sale of NDE net assets             $  3,560,000
                                                                        ============


         (F) Elimination of interest expense contributed by borrowings under the bank line of credit.

    (c)  Exhibits

2.1 Asset Purchase Agreement dated as of July 25, 1997, by and among the Company, LTH Delaware, Inc., Liberty Technical Services, Inc., General Electric Company and GE Inspection Services, Inc.


99.1 Text of Press Release, dated October 30, 1997, issued by the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LIBERTY TECHNOLOGIES, INC.


Date: November 12, 1997               By: /s/ Daniel G. Clare
                                          -------------------------------------
                                          Daniel G. Clare
                                          Vice President, Finance and Chief
                                          Financial Officer